EXHIBIT 99.1

November 2005

FORWARD LOOKING STATEMENTS
Certain information contained herein, reflecting our future plans and strategies, may constitute “forward-looking statements” that are based on current expectations and assumptions. These expectations and assumptions are subject to risks and uncertainty, which could affect our future plans.  Saxon’s actual results and the timing and occurrence of expected events could differ materially from our plans and expectations due to a number of factors, such as changes in overall economic conditions and interest rates, and changes in the applicable legal and
regulatory environment.   Saxon undertakes no duty to update any
forward-looking statement to conform the statement to actual results or changes in the company’s expectations.

INFORMATION & WHERE TO FIND IT
•	Corporate presentations, company financials, corporate SEC filings and other useful links can be found at www.saxoncapitalinc.com (click on Corporate and then the Investor Relations section).
•	Underwriting guidelines, matrices and product profiles can be found at www.esaxon.com/wholesale/index.jsp (under Matrices).
•	Securitization program (SAST) information can be found at www.saxonmortgage.com/Securitization/. Information available includes:
–	Pricing information and the prospectus for our transactions
–	Remittance statements and transaction profile reports
–	Monthly CPR analysis and actual vs. pricing CPR
–	Quarterly loss reports and loss severity report
–	Prepayment penalty collection and roll rate information

Saxon Capital, Inc.℠

- Saxon Funding Management, Inc. (QRS)
  - SASCO (ABS Issuer)
- Saxon Capital Holdings, Inc. (TRS)
  - Saxon Mortgage, Inc.®
  - America's MoneyLine® — a Saxon Capital, Inc.℠ Company
  - Saxon Mortgage Services, Inc.℠

Saxon Capital, Inc.℠

A nationally recognized
wholesale and correspondent
mortgage lending company
A retail origination platform leveraging a
national mortgage lending branch
network and online lending alliances
A premier mortgage servicing
    company
SAXON COMPANIES

June 30, 2005	December 31, 2005
Assets:		
Cash	$10,950	$12,852
Accrued interest receivable	55,847	56,132
Trustee receivable	135,424	112,062
Mortgage loan portfolio	6,184,625	6,027,620
Allowance for loan loss	-36,278	-37,310
Net mortgage loan portfolio	6,148,347	5,990,310
Restricted cash	204,811	1,495
Servicing related advances	136,974	113,129
Mortgage servicing rights, net	129,040	98,995
Real estate owned	23,808	24,860
Derivative assets	17,279	11,801
Deferred tax asset	43,234	27,825
Other assets	55,159	89,670
Total assets	**$6,960,873**	**$6,539,131**
Liabilities:		
Accrued interest payable	$6,909	$8,045
Dividends payable	-	28,909
Warehouse financing	261,105	600,646
Securitization financing	6,023,203	5,258,344
Derivative liabilities	2,793	1,809
Other liabilities	17,596	22,449
Total liabilities	**$6,311,606**	**$5,920,202**
Commitments and contingencies – Note 9		
Shareholders' equity:		
Common stock, $0.01 par value per share, 100,000,000 shares authorized; shares issued and outstanding: 49,902,501 and 49,849,386 as of June 30, 2005 and December 31, 2004, respectively	499	498
Additional paid in capital	627,456	625,123
Accumulated other comprehensive income (loss), net of tax effect of $(1,595) and $2,446	911	(3,842)
Net retained earnings (accumulated deficit):		
Cumulative dividends declared	-142,523	-114,641
Retained earnings	162,924	111,791
Net retained earnings (accumulated deficit)	20,401	-2,850
Total shareholders' equity	**649,267**	**618,929**
Total liabilities and shareholders' equity	**$6,960,873**	**$6,539,131**

Saxon Capital, Inc.

Data as of 6/30/05
CONDENSED CONSOLIDATED BALANCE SHEET

SAXON STRATEGY
•	Saxon is building a high-quality non-conforming mortgage loan portfolio
–	Portfolio accounting
–	Holder of the first loss/residual risk (below BBB – credit risk)
–	Proactively manage the credit risk through our “Life of the Loan Credit Risk Management” philosophy
–	Nine years of performance history in our enterprise data wholesale
•	Improve efficiencies and reduce costs
–	August release of I-deals (Saxon’s new automated underwriting engine)
–	New retail and wholesale operations structure
•	Grow 3rd party servicing
–	Managed growth
–	New servicing center added in Virginia
•	Evaluating product offerings
–	Market driven guidelines

$7,000
$6,000
$5,000
$4,000
$3,000
$2,000
$1,000
$0
2001
2002
2003
2004
YTD 2005
REMIC
Owner Trust

Saxon Capital, Inc.

$4,297
= 70%
$1,808
= 30%
Data as of 6/30/05
OWNED PORTFOLIO GROWTH

Diluted EPS

($0.22)
$0.94
$2.16
$2.89
$1.01
2001 (Q3-Q4)
2002
2003
2004
YTD 2005

Return on Equity

-2.1%
10.2%
20.6%
21.9%
16.1%
4Q 2001
2002
2003
2004
YTD 2005

Revenues

$26,691
$134,503
$211,401
$235,031
$122,976
7/6/01 to 12/31/01
2002
2003
2004
YTD 2005

Shareholders' Equity (000's)

$261,998
$286,346
$345,046
$616,929
$649,267
2001
2002
2003
2004
June 30, 2005

Saxon Capital, Inc.

Data as of 6/30/05
PROVEN TRACK RECORD

2001	2002	2003	2004	2005
Volume ($B)	$2.33	$2.48	$2.84	$3.49	$1.59
Wholesale	41.4%	45.0%	41.0%	42.9%	45.2%
Retail	19.2%	28.0%	27.0%	27.6%	23.9%
Correspondent - Flow	15.2%	17.0%	25.0%	24.3%	26.5%
Correspondent - Bulk	24.2%	10.0%	7.0%	5.2%	4.5%
	100%	100%	100%	100%	100%

1998-2000: Saxon was more involved in the bulk market
2000-present: migration towards a balanced origination mix
Wholesale: core production channel with a network of approved brokers
Retail: nine branches
Correspondent: emphasis on single loan flow business

Saxon Capital, Inc.™

Data as of 6/30/05
VOLUME & CHANNEL MIX

$24.0
$20.0
$16.0
$12.0
$8.0
$4.0
$0.0
2001
2002
2003
2004
YTD 2005
SCI Owned
Third Party

HIGHLIGHTS:

Total portfolio at $24.7 billion

SCI owned portfolio at $6.1 billion as of 6/30/2005

Moody's SQ2 and SQ3 rating (above average and average)

Standard and Poor's above average rating

Fitch IBCA affirmed RPS2+ and RSS2- rating (above average and average)

Saxon Capital, Inc.

$18.6
billion
= 75%
$6.1
billion
= 25%
Data as of 6/30/05
SERVICING PORTFOLIO

UNDERWRITING

LOCATIONS
•	Wholesale and Retail Underwriting
–	Eastern Region Operations Center – Glen Allen, Virginia
–	Central Region Operations Center – Fort Worth, Texas
–	Western Region Operations Center – Foothill Ranch, California
•	Correspondent Underwriting
–	Eastern Region Operations Center – Glen Allen, Virginia
•	Single loan “flow” underwriting
•	Mini-bulk underwriting
–	On-site at seller
•	Larger bulk pools only
•	100% re-underwritten to Saxon guidelines

* Discontinued on November 15, 2004
** Discontinued on September 1, 2003 (except in Retention Unit)

Saxon Capital, Inc.

	2001 Funded Amount	2002 Funded Amount	2003 Funded Amount	2004 Funded Amount	2005 Funded Amount
Traditional*	74.65%	53.98%	39.82%	30.26%	2.33%
Score Plus	20.79%	43.25%	54.72%	56.58%	87.66%
Manufactured Housing **	1.50%	1.05%	0.77%	0.04%	0.06%
Second Mortgage	1.29%	.74%	1.14%	0.42%	0.25%
Piggyback 2nd Mortgage	-	0.44%	3.16%	3.80%	3.05%
Score Direct	-	-	0.37%	8.60%	3.97%
Other Programs	1.77%	0.54%	0.02%	0.30%	2.69%
Data as of 6/30/05
PROGRAM PRODUCTION

QUALITY CONTROL

MANAGED AT THREE LEVELS
•	Underwriting
–	Appintell on every file
–	Borrower and Co-borrower social security numbers
–	Employment company address and phone numbers
–	Address and ownership verification
–	Property acquisition dates and cost
–	OFAC screening
•	Quality Control: Prefunding and Post Funding
–	Adversely select 12-18% of closed loans submitted for purchase based upon LTV ratio, seller, geographic location, product and collateral
–	Use a statistically based software, Cogent, which allows an adverse selection while maintaining a statistical sampling of the entire month’s production.
–	Subjects audited files to re-verification of all major underwriting components such as income, employment, collateral value and cash to close.

MANAGED AT THREE LEVELS (continued)
•	Investigation Unit
–	Performs pre-funding investigations of loans referred by underwriting
–	Performs 100-150 investigations a month on average
–	Reviews 100% of Early Payment Default loans (loans which are 60 days delinquent within the first 90 days) for material misrepresentation/fraud
–	Performs investigations on loans referred by the DRP Committee at SMSI and every first and second payment default

CREDIT & SERVICING STATISTICS

Credit Score	Funded Volume (000's)	% of Total Funded Volume	WAC - Fixed	WAC - ARM	WA CREDIT SCORE	WA CLTV
> 650	$212,557	26.98%	7.68%	6.74%	688	82.42%
601-650	$271,565	34.47%	7.67%	6.88%	625	81.12%
551-600	$211,690	26.87%	7.58%	7.33%	576	77.55%
526-550	$53,415	6.78%	8.44%	7.98%	537	73.78%
< 525	$37,658	4.78%	9.32%	8.62%	512	71.39%
N/A**	$945	0.12%	-	8.80%	N/A	70.77%
Totals	**$787,831**	**100%**	**7.72%**	**7.15%**	**618**	**79.53%**

** These loans have unavailable credit scores

WA = Weighted Average

Stated Doc
23%
Limited Doc.
2%
Full Doc.
75%

Fixed
21%
I/O ARMs
40%
3-5 year
hybrid
6%
2 year
hybrid
33%

Saxon Capital, Inc.

Data as of 6/30/05
QUARTERLY PRODUCTION STATISTICS

Top 10 States by Funded Volume - YTD 2005		
State	Loan Amount - Original	Percent
CA	383,413,851	23.46%
MD	206,072,411	12.61%
FL	159,845,228	9.78%
VA	129,226,239	7.91%
NY	69,512,637	4.25%
GA	64,420,589	3.94%
AZ	51,454,902	3.15%
IL	43,610,670	2.67%
NV	42,339,960	2.59%
MI	35,808,710	2.19%

Saxon Capital, Inc.

Data as of 6/30/05
STATE CONCENTRATION

Credit Score*	YTD 2005	2004	2003	2002	2001	2000	1999
> 650	27.32%	31.11%	44.32%	29.19%	17.94%	6.61%	5.51%
601-650	33.61%	30.94%	20.56%	24.56%	18.48%	11.19%	14.57%
551-600	26.50%	23.35%	23.22%	29.28%	35.65%	40.93%	44.47%
526-550	7.24%	7.84%	7.35%	11.08%	16.60%	23.06%	19.85%
< 525	5.17%	6.40%	4.16%	5.89%	11.33%	18.21%	15.58%
Other	0.12%	0.36%	0.39%	-	-	-	-

* Saxon began classifying its production by credit score beginningwith quarter ended 6/30/2004.

Saxon Capital, Inc.

Data as of 6/30/05
CREDIT SCORE MIGRATION

Decline in Asset value= 1- Sales Price/UPB
Severity = Losses / UPB

Loss Severity
50.00%
40.00%
30.00%
20.00%
10.00%
0.00%
591
1163
503
636
1092
989
588
646
694
598
422
200
234
113
49
63
52
9
3
1
Decline In Asset Value
Liquidation Expenses
Interest Advances

	1999-02	1999-03	1999-05	2000-01	2000-02	2000-03	2000-04	2001-01	2001-02	2001-03	2002-01	2002-02	2002-03	2003-01	2003-02	2003-03	2004-01	2004-02	2004-03	2005-02	Total
Loans in a Security	4,726	8,735	3,726	4,695	7,821	6,861	4,433	4,697	5,768	5,846	7,249	4,613	7,049	4,887	3,667	6,311	7,544	7,623	5,490	4,369	

Saxon Capital, Inc.

Divestiture from Dominion
Data as of 6/30/05
LOSS SEVERITY

35%
30%
25%
20%
15%
10%
5%
0%
Serious Delinquency %
2000
2001
1999
1998
2002
1996-97
2003
Saxon
2005
2004
1
8
15
22
29
36
43
50
57
64
71
78
85
92
99
Time

Saxon Capital, Inc.

Data as of 6/30/05
STATIC POOL DELINQUENCEY

5.0%
4.5%
4.0%
3.5%
3.0%
2.5%
2.0%
1.5%
1.0%
0.5%
0.0%
% of Original Balance
1 4 7 10 13 16 19 22 25 28 31 34 37 40 43 46 49 52 55 58 61 64 67 70
Time
SAXN 2001
SAXN 2002
SAXN 2003
SAXN 2004
2001 Proj
2002 Proj
2003 Proj
2004 Proj

Saxon Capital, Inc.

Data as of 6/30/05
STATIC POOL LOSSES BY FUNDED YEAR

•	SAX has a culture of discipline in growth, credit, and servicing.

•	Creating assets for our balance sheet and managing a REIT require similar discipline.
•	SAX has a servicing platform that is highly rated and scalable.

•	Servicing business will grow TRS and SAX equity base.
•	SAX has been building its on-balance sheet portfolio since 2001, but has been a holder of Pre-NIM residual risk since 1996.

•	Portfolio at 6/30/05 is $6.1 billion.
•	SAX’s management team has one of the strongest reputations in the industry.

•	Team has been together since pre-divestiture.
Strong
Management
Existing
Portfolio
Servicing
Platform
Discipline
SUMMARY